                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
           EMPLOYEE STOCK PURCHASE PLAN AND EMPLOYEE STOCK OPTION PLAN

KNOW ALL PERSONS BY THESE PRESENTS:

                The undersigned, a director and officer of Knight-Ridder, Inc. (the "Company"), hereby constitutes and appoints Ross Jones and Karen Stevenson, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Employee Stock Purchase Plan and Employee Stock Option Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 12th day of May, 1999.




          /s/ P. Anthony Ridder                 Chairman of the Board and
----------------------------------------         Chief Executive Officer
            P. Anthony Ridder

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
          EMPLOYEES STOCK PURCHASE PLAN AND EMPLOYEE STOCK OPTION PLAN

KNOW ALL PERSONS BY THESE PRESENTS:

                The undersigned, an officer of Knight-Ridder, Inc. (the "Company"), hereby constitutes and appoints Karen Stevenson and Gary Effren, with full power of substitution and resubstitution, his true and lawful attorney-in-fact and agent to execute in his name, place and stead in such capacity or capacities (whether on behalf of the Company, as an officer of the Company or otherwise), any and all instruments which said attorney may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Employees Stock Purchase Plan and Employee Stock Option Plan, including, without limitation, power and authority to sign his name (whether on behalf of the Company, as an officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto said attorney and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 3rd day of June, 1999.




             /s/ Ross Jones                          Chief Financial
----------------------------------------           Officer and Senior
               Ross Jones                        Vice President/Finance

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
          EMPLOYEES STOCK PURCHASE PLAN AND EMPLOYEE STOCK OPTION PLAN

KNOW ALL PERSONS BY THESE PRESENTS:

                The undersigned, an officer of Knight-Ridder, Inc. (the "Company"), hereby constitutes and appoints Ross Jones and Karen Stevenson, and each of them, with full power of substitution and resubstitution, his true and lawful attorney-in-fact and agent to execute in his name, place and stead in such capacity or capacities (whether on behalf of the Company, as an officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Employees Stock Purchase Plan and Employee Stock Option Plan, including, without limitation, power and authority to sign his name (whether on behalf of the Company, as an officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 1st day of June, 1999.




           /s/ Gary R. Effren                        Vice President/
----------------------------------------               Controller
             Gary R. Effren

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
           EMPLOYEE STOCK PURCHASE PLAN AND EMPLOYEE STOCK OPTION PLAN


KNOW ALL PERSONS BY THESE PRESENTS:

                The undersigned, a director of Knight-Ridder, Inc. (the "Company"), hereby constitutes and appoints Ross Jones and Karen Stevenson, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Employee Stock Purchase Plan and Employee Stock Option Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 12th day of May, 1999.




         /s/ James I. Cash, Jr.                         Director
----------------------------------------
           James I. Cash, Jr.

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
           EMPLOYEE STOCK PURCHASE PLAN AND EMPLOYEE STOCK OPTION PLAN

KNOW ALL PERSONS BY THESE PRESENTS:

                The undersigned, a director of Knight-Ridder, Inc. (the "Company"), hereby constitutes and appoints Ross Jones and Karen Stevenson, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Employee Stock Purchase Plan and Employee Stock Option Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 12th day of May, 1999.




        /s/ Joan Ridder Challinor                       Director
----------------------------------------
          Joan Ridder Challinor

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
           EMPLOYEE STOCK PURCHASE PLAN AND EMPLOYEE STOCK OPTION PLAN


KNOW ALL PERSONS BY THESE PRESENTS:

                The undersigned, a director of Knight-Ridder, Inc. (the "Company"), hereby constitutes and appoints Ross Jones and Karen Stevenson, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Employee Stock Purchase Plan and Employee Stock Option Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 12th day of May, 1999.




        /s/ Alvah H. Chapman, Jr.                       Director
----------------------------------------
          Alvah H. Chapman, Jr.

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
           EMPLOYEE STOCK PURCHASE PLAN AND EMPLOYEE STOCK OPTION PLAN

KNOW ALL PERSONS BY THESE PRESENTS:

                The undersigned, a director of Knight-Ridder, Inc. (the "Company"), hereby constitutes and appoints Ross Jones and Karen Stevenson, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Employee Stock Purchase Plan and Employee Stock Option Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 12th day of May, 1999.




      /s/ Kathleen Foley Feldstein                      Director
----------------------------------------
        Kathleen Foley Feldstein

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
           EMPLOYEE STOCK PURCHASE PLAN AND EMPLOYEE STOCK OPTION PLAN

KNOW ALL PERSONS BY THESE PRESENTS:

                The undersigned, a director of Knight-Ridder, Inc. (the "Company"), hereby constitutes and appoints Ross Jones and Karen Stevenson, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Employee Stock Purchase Plan and Employee Stock Option Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 12th day of May, 1999.




          /s/ Thomas P. Gerrity                         Director
----------------------------------------
            Thomas P. Gerrity

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
           EMPLOYEE STOCK PURCHASE PLAN AND EMPLOYEE STOCK OPTION PLAN

KNOW ALL PERSONS BY THESE PRESENTS:

                The undersigned, a director of Knight-Ridder, Inc. (the "Company"), hereby constitutes and appoints Ross Jones and Karen Stevenson, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Employee Stock Purchase Plan and Employee Stock Option Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 12th day of May, 1999.




     /s/ Barbara Barnes Hauptfuhrer                     Director
----------------------------------------
       Barbara Barnes Hauptfuhrer

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
           EMPLOYEE STOCK PURCHASE PLAN AND EMPLOYEE STOCK OPTION PLAN

KNOW ALL PERSONS BY THESE PRESENTS:

                The undersigned, a director of Knight-Ridder, Inc. (the "Company"), hereby constitutes and appoints Ross Jones and Karen Stevenson, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Employee Stock Purchase Plan and Employee Stock Option Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 12th day of May, 1999.



          /s/ M. Kenneth Oshman                         Director
----------------------------------------
            M. Kenneth Oshman

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
           EMPLOYEE STOCK PURCHASE PLAN AND EMPLOYEE STOCK OPTION PLAN

KNOW ALL PERSONS BY THESE PRESENTS:

                The undersigned, a director of Knight-Ridder, Inc. (the "Company"), hereby constitutes and appoints Ross Jones and Karen Stevenson, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Employee Stock Purchase Plan and Employee Stock Option Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 12th day of May, 1999.




          /s/ Randall L. Tobias                         Director
----------------------------------------
            Randall L. Tobias

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
           EMPLOYEE STOCK PURCHASE PLAN AND EMPLOYEE STOCK OPTION PLAN

KNOW ALL PERSONS BY THESE PRESENTS:

                The undersigned, a director of Knight-Ridder, Inc. (the "Company"), hereby constitutes and appoints Ross Jones and Karen Stevenson, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Employee Stock Purchase Plan and Employee Stock Option Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 12th day of May, 1999.




       /s/ Gonzalo F. Valdes-Fauli                      Director
----------------------------------------
         Gonzalo F. Valdes-Fauli

                                POWER OF ATTORNEY
                   KNIGHT-RIDDER, INC. REGISTRATION STATEMENT
           EMPLOYEE STOCK PURCHASE PLAN AND EMPLOYEE STOCK OPTION PLAN

KNOW ALL PERSONS BY THESE PRESENTS:

                The undersigned, a director of Knight-Ridder, Inc. (the "Company"), hereby constitutes and appoints Ross Jones and Karen Stevenson, and each of them, with full power of substitution and resubstitution, his/her true and lawful attorney-in-fact and agent to execute in his/her name, place and stead in such capacity or capacities (whether on behalf of the Company, as a director and/or officer of the Company or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Employee Stock Purchase Plan and Employee Stock Option Plan, including, without limitation, power and authority to sign his/her name (whether on behalf of the Company, as a director and/or officer of the Company or otherwise) to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 12th day of May, 1999.




          /s/ John L. Weinberg                          Director
----------------------------------------
            John L. Weinberg